SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: May 24, 2002



                            NEW JERSEY MINING COMPANY
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               (Exact name of registrant as specified in its charter)



          Idaho                        000-28837            82-0490295
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(State or other jurisdiction of  (Commission File Number)  (IRS Employer
 incorporation or organization)                          Identification No.)



 P.O. Box 1019     (Street: 89 Appleberg Road)
Kellogg, Idaho                                                  83837
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(Address of principal executive offices)                     (Zip Code)


(208)783-3331
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Issuer's telephone number

                                       N/A
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           (Former name, former address, and formal fiscal year, if changed since last report)



ITEM 5.         OTHER EVENTS

       (a) New Jersey Mining has closed a private placement of 1.7 million units for $0.15 per unit. Each unit consists of a share of common stock plus a warrant for the purchase of one share of common stock at $0.25. The warrant expires on May 1, 2004, 5:00 pm PST. The offering was brokered by Pennaluna & Co. for a commission of 10%. Net proceeds to the Company are $229,500. The offering was made pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended.



       (b)      Exhibits.

                  EX-99 Press Release



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: May 28, 2002


                                               NEW JERSEY MINING COMPANY


                                               By: /s/ Fred W. Brackebusch
                                                  ----------------------------
                                               Name: Fred W. Brackebusch
                                               Title: President




EX-99 PRESS RELEASE

                            New Jersey Mining Company
                                  P.O. BOX 1019
                                KELLOGG, ID 83837
                           (208) 783-3331 [PHONE OR FAX]

                                                               May 28, 2002
                                 PRESS RELEASE

           New Jersey Mining Co. Completes Private Placement

     Kellogg, Idaho. New Jersey Mining Company (Symbol: NJMC - OTC Bulletin Board) is pleased to announce the closing of a private placement for 1.7 million units at $0.15. Each unit consists of one share of common stock plus one warrant for the purchase of one share at $0.25. The warrants expire on May 1, 2004.

     The offering was brokered by Pennaluna & Co. for a commission of 10%. Net proceeds, after commissions, are $229,500 which will be used for the previously announced exploration program, working capital and construction at the New Jersey mill.

     Plans call for exploratory drilling at the New Jersey mine, the Lost Eagle Project and the Silver Strand mine. Drilling commences this week at the New Jersey mine with the first target testing the vertical continuity of a high grade branch vein of the Coleman vein system. Drilling at the Lost Eagle and Silver Strand is planned for late summer or early fall depending on the receipt of permits.

     Proceeds will also go towards the completion of the leaching circuit
component of the New Jersey Mill CIP expansion.   However, additional funds
of about $150,000 will be required to complete the fully permitted CIP expansion.

     New Jersey Mining Company is involved in exploring for and developing gold, silver and base metal ore resources in the Coeur d'Alene Mining District of northern Idaho. The Company has a portfolio of five mineral properties in the Coeur d'Alene Mining District: the New Jersey mine, the Silver Strand mine, the Lost Eagle project, the CAMP project and the Wisconsin-Teddy project.

Contact:     Grant Brackebusch
             (208) 783-1032
             E-mail: minesystems@usamedia.tv
             Website: www.newjerseymining.com

Disclaimer:
     This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, and some of which might not even be anticipated.